Exhibit 10.16

                     LOAN AND NOTE MODIFICATION AGREEMENT


      THIS LOAN AND NOTE MODIFICATION AGREEMENT (the "Amendment") is entered into as of this 14th day of March, 2003, by and between JACK HENRY & ASSOCIATES, INC., a Delaware corporation ("Company"), and COMMERCE BANK, N.A., a national banking association ("Bank").

      WHEREAS, (i) Company and Bank entered into that certain Line of Credit Loan Agreement dated September 7, 1999, as amended June 6, 2000, June 15, 2001, December 15, 2001, and December 14, 2002 (collectively the "Loan Agreement"), and (ii) Company executed and delivered to Bank that certain Line of Credit Note of even date therewith in the aggregate principal amount of $40,000,000, as amended June 6, 2000, June 15, 2001, and December 14, 2002 (collectively the "Note), in connection with the Loan Agreement; and

      WHEREAS, Company and Bank desire to modify and amend certain provisions of the Loan Agreement and the Note to extend the Termination Date.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Amendments of the Loan Agreement. The Loan Agreement is hereby amended as follows:

           (a) Section 1.1 of the Loan Agreement is amended and restated to read as follows:

                1.1 Line of Credit. Subject to the terms of this Agreement, Bank shall lend Company from time to time until the termination hereof, such sums as Company may request, but which shall not exceed the aggregate principal amount of Fifty Million and No/100 Dollars ($50,000,000) from September 15, 2000 to, but not including, December 14, 2003, unless renewed by written agreement between Bank and Company (the "Termination Date"). In addition to the foregoing, the Line of Credit shall be deemed to automatically terminate if the occurrence of an Event of Default (as defined under Article V hereof) causes the principal balance and all accrued interest under the Line of Credit Note (as defined in Section 1.2) to become immediately due and payable.

      2.  Amendment of the Note.   The last sentence of the second  paragraph
 of the Note is amended and restated to read as follows:

           All outstanding principal and any unpaid interest thereon under this Line of Credit Note is due and payable on December 14, 2003.

      3.   Representations and  Warranties.   Company hereby  represents  and
 warrants to Bank as follows:

           (a) No default currently exists under the Loan Agreement, the Note or the other Loan Documents and no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default under the Loan Documents.

           (b) The Certificate of Incorporation and Bylaws of Company, the Articles of Incorporation or Certificate of Limited Partnership, as
      applicable, for each Guarantor, and the Bylaws or Partnership Agreement, as applicable, for each Guarantor have in each case not been amended, modified or supplemented since September 7, 1999.

           (c) All of the representations and warranties made by Company in the Loan Documents are true as if made on the date hereof.

      4.  Conditions  Precedent.     Closing  of   this  Amendment  and   the
 transactions contemplated hereunder is conditioned on the following:

           (a) Receipt by Bank of Certificates of Good Standing, dated not more than ten (10) days prior to the date of this Amendment for Company and each Guarantor from their respective states of organization.

           (b) An opinion of counsel to Company and the Guarantors, with respect to such matters as requested by Bank.

           (c) Certified copies of each resolution of (i) Company's Board of Directors duly authorizing the execution and delivery of this Amendment and the consummation of the transactions contemplated herein and (ii) each Guarantor's Board of Directors approving this Amendment and the consummation of the transactions contemplated herein.

           (d) Receipt by Bank of each Acknowledgement and Consent attached hereto, executed by each of the Guarantors.

           (e) Any other documents, instruments and reports as Bank shall reasonably request.

      5. Interpretation. From and after the execution of this Amendment by all of the parties hereto, all references in the Loan Agreement, the Note, the Guaranty and the other Loan Documents to "this Agreement," "hereof," "herein," and similar terms shall mean or refer to such Loan Documents as amended by this Amendment, and all references in other Loan Documents to such documents shall mean such Loan Documents as amended by this Amendment. Unless otherwise specifically defined herein, all defined terms shall have the meaning given them in the Loan Agreement. Section headings are inserted in this Amendment for convenience of reference only and shall not be used in the interpretation of this Amendment.

      6. Ratification. Unless specifically amended or modified by the terms of this Amendment, all other terms of the Loan Agreement, the Note and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

      7. Counterparts. This Amendment may be executed in counterparts, which when taken together, shall constitute one and the same document.

      8. Statutory Notice. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US EXCEPT AS WE MAY LATER AGREE IN WRITING.

      BY SIGNING BELOW, YOU AND WE AGREE THAT THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN US.

      9. Waiver of Jury Trial. COMPANY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH COMPANY AND BANK MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS AMENDMENT, THE LOAN AGREEMENT, THE NOTE AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY COMPANY, AND COMPANY HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. COMPANY FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers on the day and year first above written.


                               JACK HENRY & ASSOCIATES, INC.


                               By: /s/ Michael E. Henry
                                   --------------------
                               Name: Michael E. Henry
                               Title: Chief Executive Officer


                               COMMERCE BANK, N.A.


                               By: /s/ Joe McCaddon
                                   ----------------
                               Name: Joe McCaddon
                               Title: Senior Vice President



                   GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT

           The undersigned has heretofore executed and delivered to Bank a Guaranty dated September 7, 1999, and hereby consents to the Loan and Note Modification Agreement as set forth above, including without limitation the extension of the Termination Date, and, subject to such Amendment, confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that its consent to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained.


                               OPEN SYSTEMS GROUP, INC.


                               By:    /s/ Kevin D. Williams
                                      ---------------------
                               Name:  Kevin D. Williams
                               Title: Chief Financial Officer and Treasurer



                   GUARANTORS' ACKNOWLEDGEMENT AND CONSENT

           Each of the undersigned has heretofore executed and delivered to Bank a Guaranty dated July 20, 2000, and hereby consents to the Loan and Note Modification Agreement as set forth above, including without limitation the extension of the Termination Date, and, subject to such Amendment, confirms that the Guaranty and all of the undersigneds' obligations thereunder remain in full force and effect. Each of the undersigned further agrees that its consent to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained.

                               SYS-TECH, INC. OF KANSAS

                               By:    /s/ Kevin D. Williams
                                      ---------------------
                               Name:  Kevin D. Williams
                               Title: Chief Financial Officer and Treasurer



                               SYMITAR SYSTEMS, INC.

                               By:    /s/ Kevin D. Williams
                                      ---------------------
                               Name:  Kevin D. Williams
                               Title: Chief Financial Officer and Treasurer



                               JACK HENRY, L.L.C.

                               By:    /s/ Kevin D. Williams
                                      ---------------------
                               Name:  Kevin D. Williams
                               Title: Chief Financial Officer and Treasurer



                               JACK HENRY SYSTEMS, L.P.

                               By:    /s/ Kevin D. Williams
                                      ---------------------
                               Name:  Kevin D. Williams
                               Title: Chief Financial Officer and Treasurer



                               JACK HENRY SOFTWARE/COMMLINK L.P.

                               By:    /s/ Kevin D. Williams
                                      ---------------------
                               Name:  Kevin D. Williams
                               Title: Chief Financial Officer and Treasurer



                               JACK HENRY SERVICES L.P.

                               By:    /s/ Kevin D. Williams
                                      ---------------------
                               Name:  Kevin D. Williams
                               Title: Chief Financial Officer and Treasurer